AMENDMENT NO. 2 TO REDUCING REVOLVING LOAN AGREEMENT

          This Amendment No. 2 to Reducing Revolving Loan Agreement (this "Amendment") dated as of June 30, 1995 is entered into with reference to the Reducing Revolving Loan Agreement dated as of December 21, 1994 among Victoria Partners, a Nevada general partnership (as "Borrower"), the Banks listed on the signature pages of this Amendment, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency and Societe Generale (as
  "Co-Agents"),  and   Bank  of   America  National   Trust  and   Savings
  Association, as Administrative Agent, as amended by the Amendment No.1 to Reducing Revolving Loan Agreement dated as of January 31, 1995 (the "Loan Agreement").

          1. AMENDMENT TO SECTION 1.1 - DEFINITION. Section 1.1 of the Loan Agreement is amended so that the following defined term therein reads in full as follows:

               "COMPLETION GUARANTOR"  means (a)  initially, Circus  Circus
          Enterprises, Inc., a Nevada corporation ("Circus Circus"), or (b) in the event of any election by MRI to execute and deliver a Completion Guaranty to replace that issued by Circus Circus, MRI. The parties acknowledge that during the period from the Contribution Date through and including the Construction Termination Date, a Completion Guaranty must be in full force and effect at all times, and MRI may issue or not issue a Completion Guaranty in the exercise of its sole discretion."

          2.   AMENDMENT TO SECTION  8.2(a).   Section 8.2(a)  of the  Loan
  Agreement is hereby amended to read in full as follows:

               "(a) the Contribution Date shall have occurred not later than July 31, 1995."

          3. AMENDMENT TO SECTION 8.2(c)(3). Section 8.2(c)(3) of the Loan Agreement is hereby amended to read in full as follows:

               "(3) the Completion Guaranty executed by Circus Circus and attaching a Construction Schedule thereto as Exhibit A which is reasonably acceptable to the Administrative Agent or the Requisite Banks;"

          4.   AMENDMENT TO SECTION  8.2(e).   Section 8.2(e)  of the  Loan
  Agreement is hereby amended to read in full as follows:

               "(e) Gold Strike shall have contributed not less than $30,000,000 to Borrower as a permanent cash equity contribution in accordance with the Joint Venture Agreement."

          5. AMENDMENT TO SECTION 9.1(g). The text of Section 9.1(g) of the Loan Agreement is hereby deleted in its entirety and Section 9.1(g) is left intentionally blank.

          6.   AMENDMENT TO SECTION  9.1(t).   Section 9.1(t)  of the  Loan
  Agreement is hereby amended to read in full as follows:

               "(t) Any of the events or circumstances described in clause
          (h), (k) or (l) of this Section occurs with respect to Circus Circus during such time as it is the Completion Guarantor, unless within five Banking Days after notice by the Administrative Agent to MRI of the same, MRI executes and delivers to the Administrative Agent and the Banks a replacement Completion Guaranty; or"
                                     EXHIBIT 10.1

          7.   AMENDMENT TO EXHIBIT.   The form  of Exhibit B  to the  Loan
  Agreement (the Completion Guaranty) is amended as set forth in Exhibit B to this Amendment.

          8.   REPRESENTATION  AND  WARRANTY.    Borrower  represents   and
  warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

          9. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

          IN WITNESS WHEREOF, Borrower, the Administrative Agent and the Banks have executed this Amendment as of the date first written above by their duly authorized representatives.



                         VICTORIA  PARTNERS,  a  Nevada general partnership

                         By:  Gold  Strike L.V., managing  general  partner
                         By:  M.S.E. Investments, Incorporated, its general
                              partner


                              MICHAEL S. ENSIGN
                         By:  _____________________________________________
                              Michael S. Ensign, President


                         By:  MRGS  Corp., a Nevada  corporation, general
                              partner

                              DANIEL R. LEE
                         By:  ______________________________________________
                              Daniel  R.   Lee,  Chief   Financial
                              Officer and Treasurer


                          BANK OF AMERICA NATIONAL TRUST AND
                          SAVINGS ASSOCIATION,  as  Administrative Agent

                               PEGGY A. FUJIMOTO
                          By:  _____________________________________________
                               Peggy A. Fujimoto, Vice President


                           BANK OF AMERICA NATIONAL TRUST AND
                           SAVINGS ASSOCIATION, as a Bank

                                JON VARNELL
                           By:  ____________________________________________
                                Jon Varnell, Managing Director

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
                            BANK OF AMERICA NEVADA, as a Bank and
                            as Swing Line Bank

                                 ALAN F. GORDON
                            By:  ___________________________________________
                                 Alan F. Gordon, Vice President


                            THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY, as Co-Agent and a Bank

                                 MOTOKAZU UEMATSU
                            By:  ___________________________________________
                                 Motokazu  Uematsu,  Deputy General Manager


                            SOCIETE GENERALE, as Co-Agent and a Bank

                                 DONALD L. SCHUBERT
                            By:  ___________________________________________
                                 Donald L. Schubert, Vice President


                            FIRST SECURITY BANK OF IDAHO, N.A. as  a Bank

                                 VICTOR W. GILLETT
                            By:  ___________________________________________
                                 Victor W. Gillett, Vice President


                            FIRST SECURITY BANK OF UTAH, N.A., as  a Bank

                                 DAVID P. WILLIAMS
                            By:  ___________________________________________
                                 David P. Williams, Vice President


                            BANK OF SCOTLAND, as a Bank

                                 ELIZABETH WILSON
                            By:  ___________________________________________
                                 Elizabeth Wilson, Vice President & Branch
                                 Manager


                            MIDLANTIC BANK, N.A. as a Bank

                                 DENISE D. KILLEN
                            By:  ___________________________________________
                                 Denise D. Killen, Vice President

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
                            U.S. BANK OF NEVADA, as a Bank

                                 AMY ETHRIDGE
                            By:  ___________________________________________
                                 Amy Ethridge, Vice President


                            The undersigned agrees and consents to
                            the foregoing:

                            CIRCUS CIRCUS ENTERPRISES, INC.

                                  CLYDE T. TURNER
                            By:   ___________________________________________

                                  Chairman
                            Title:__________________________________________



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